UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2007

WITS BASIN PRECIOUS MINERALS INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota (State or Other Jurisdiction of Incorporation)	1-12401 (Commission File Number)	84-1236619 (IRS Employer Identification No.)

80 South 8th Street, Suite 900 Minneapolis, Minnesota (Address of Principal Executive Offices)	55402-8773 (Zip Code)

612.349.5277
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 20, 2007, Wits Basin Precious Minerals Inc. (the “Company”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Easyknit Enterprises Holdings Limited, a Bermuda corporation with its principal place of business in Hong Kong and listed on the Hong Kong Stock Exchange (SEHK: 0616) (“Easyknit”), and Race Merger, Inc., a Minnesota corporation and wholly owned subsidiary of Easyknit (“Merger Sub”), whereby Merger Sub will merge with and into the Company, with the Company constituting the surviving corporation to the merger and a wholly owned subsidiary of Easyknit following completion of the merger. The Company disclosed its entry into the Merger Agreement on its Current Report on Form 8-K filed on April 26, 2007, which is hereby incorporated by reference.

On May 21, 2007, the parties to the Merger Agreement entered into Amendment #1 to Agreement and Plan of Merger and Reorganization (the “Amendment”), whereby the parties amended the Merger Agreement to, among other things, clarify the terms of the exchange ratio applicable to the merger and to set the break up fee applicable to the Merger Agreement at US$30 million, instead of 3% of the aggregate merger consideration. The Amendment further identifies an additional member of Easyknit’s board of directors.

The Company has attached hereto as Exhibit 10.1 the Amendment, which is incorporated herein by reference.

This Current Report on Form 8-K is issued pursuant to Rule 135 under the Securities Act of 1933, as amended, and shall not constitute an offer to sell or the solicitation of an offer to purchase any securities.

An offer of securities in the United States pursuant to a business combination transaction will only be made through a prospectus which is part of an effective registration statement filed with the Securities and Exchange Commission (the “SEC”). In connection with the proposed merger of Wits Basin and Easyknit, Easyknit will file a registration statement on Form F-4, which will include a proxy statement of Wits Basin that also constitutes a prospectus of Easyknit, and other documents with the SEC. Such registration statement, however, is not currently available. SHAREHOLDERS OF WITS BASIN ARE URGED TO READ THE DEFINITIVE REGISTRATION STATEMENT ON FORM F-4 AND OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE DEFINITIVE REGISTRATION STATEMENT ON FORM F-4, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The final proxy statement/prospectus will be mailed to shareholders of Wits Basin. Investors and security holders will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing relevant information about Wits Basin and Easyknit without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Copies of the proxy statement/prospectus will also be available, without charge, once they are filed with the SEC by directing a request to Wits Basin’s Investor Relations at Lighthouse Communications (866) 739-0390 or info@lhcom.bz.

Easyknit and Wits Basin, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Wits Basin’s shareholders with respect to the proposed merger. Information about Easyknit’s directors and executive officers will be available in Wits Basin’s proxy statement to be filed with the SEC as referenced above. Information about Wits Basin’s directors and officers will be available in Wits Basin’s proxy statement to be filed with the SEC as referenced above, and is currently available in Wits Basin’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 filed with the SEC on April 16, 2007 and other public filings with the SEC made by Wits Basin. Other information about the participants in the proxy solicitation and a description of their direct and indirect interests (by security holdings or otherwise) will be contained in the proxy statement and other relevant materials after they are filed with the SEC.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description of Document
10.1	Amendment #1 to Agreement and Plan of Merger and Reorganization dated May 21, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wits Basin Precious Minerals Inc.

Date: May 25, 2007	By:	/s/ Mark D. Dacko
Mark D. Dacko
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Document
10.1	Amendment #1 to Agreement and Plan of Merger and Reorganization dated May 21, 2007.